SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 24, 2013
Date of Report
(Date of Earliest Event Reported)

Commission File No. 000-54300

RELIABRAND INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

430 Banks Road, Suite 100, Kelowna, BC Canada V1X 6A3

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (778) 478-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01 FD Disclosure

(a)           The Company issued a press release on January 24, 2013, a copy of which is attached hereto as an exhibit.
(b)           The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
99(ix)*	January 24, 2013 Press Release
 __________
*filed herewith
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

January 24, 2013	By:	/s/ Antal Markus
Antal Markus, CEO